UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2023
INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40896	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On January 18, 2023, InvenTrust Properties Corp. (“InvenTrust”) through its indirect wholly owned subsidiary, IVT OP Limited Partnership (“Buyer” or “IVT OP”), acquired all of the properties held by its joint venture entity, IAGM REIT I, LLC (“Seller” or “JV”), in which InvenTrust holds a 55% interest, whereby IVT OP entered into a Membership Interests Purchase Agreement (the “Purchase Agreement”) with the JV pursuant to which, among other things, IVT OP purchased 100% of the membership interests in each of the following JV’s wholly owned subsidiaries resulting in the acquisition of four multi-phased, grocery anchored centers, as indicated below (the “Acquisition”): MB Cypress Cyfair LP, L.L.C., MB Cypress Cyfair GP, L.L.C., IA Cypress Cyfair LP, L.L.C., IA Cypress Cyfair GP, L.L.C., IVT Cypress Cyfair, LLC, MB League City Bay Colony LP, L.L.C., MB League City Bay Colony GP, L.L.C., IA League City Bay Colony LP, L.L.C., IA League City Bay Colony GP, L.L.C., MB Houston Blackhawk LP, L.L.C., MB Houston Blackhawk GP, L.L.C., MB Spring Stables LP, L.L.C., MB Spring Stables GP, L.L.C., and IVT Spring Stables, LLC, (collectively referred to as, the “Companies”).

Acquired Properties

Property	Location	MSA
Cyfair Town Center I & II* (includes unencumbered Kroger)	Cypress, Texas	Houston
Bay Colony I* & II*	League City, Texas	Houston
Blackhawk Town Center*	Houston, Texas	Houston
Stables Town Center II* (includes unencumbered Kroger)	Spring, Texas	Houston
* Encumbered by a loan with Bank of America, N.A., a national banking association (the “Loan”), which such loan will be assumed by Buyer.

In connection with the Acquisition, InvenTrust and its joint venture partner, PGGM, agreed to liquidate the JV for U.S. federal income tax purposes pursuant to a Plan of Complete Liquidation (the “Plan”) adopted on January 11, 2023. Pursuant to the terms and subject to the conditions of the Plan, the liquidation shall, among other things, be completed within 24 months of the date of the plan’s adoption.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: January 18, 2023	By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary